UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2022
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
Update Regarding Litigation Related to the Merger and Spin-Off
As previously announced, on May 9, 2022, Biohaven Pharmaceutical Holding Company Ltd., a British Virgin Islands business company limited by shares (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer” or “Parent”), and Bulldog (BVI) Ltd., a British Virgin Islands business company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
In connection with and as a condition to the Merger, the Company and Biohaven Research Ltd., a British Virgin Islands business company limited by shares and a wholly owned subsidiary of the Company (“SpinCo”) entered into a Separation and Distribution Agreement, dated as of May 9, 2022 (the “Distribution Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Distribution Agreement, immediately prior to the effective time of the Merger: (i) the Company will effect a pre-closing reorganization, which will generally result in (x) SpinCo owning, assuming or retaining certain assets and liabilities of the Company and its subsidiaries related to the Company’s pipeline assets and businesses, and (y) the Company owning, assuming or retaining all other assets and liabilities, including those associated with the Company’s platform for the research, development, manufacture and commercialization of calcitonin gene-related peptide receptor (“CGRP”) antagonists, including rimegepant, zavegepant and the Heptares Therapeutics Limited pre-clinical CGRP portfolio; and (ii) thereafter, the Company will distribute to its shareholders as of the record date of the distribution all of the issued and outstanding common shares of SpinCo, no par value (“SpinCo Common Shares”), on a pro rata basis (the “Spin-Off” and, together with the Merger, the “Transactions”), at a ratio of one SpinCo Common Share for every two common shares of the Company. Following the Spin-Off, SpinCo will be a separate public company and the Company will have no continuing common share ownership interest in SpinCo.
Litigation Related to the Merger and Spin-Off
As of September 23, 2022, the Company is aware of eight complaints related to the Transactions having been filed and has received three letters making similar allegations (collectively, the “Actions”).
On July 8, 2022, the first of eight lawsuits was filed in the United States District Court for the Southern District of New York by a purported stockholder of the Company against the Company and the members of the Company’s Board of Directors alleging that the proxy statement on Schedule 14A filed by the Company in connection with the Transactions (the “Proxy Statement”) contained alleged material misstatements and/or omissions in violation of federal law. The lawsuits are captioned O’Dell v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-05834, Ranson v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-05938, Whitfield v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-05940, Hopkins v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-05988, Bushansky v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-05979, Adamson v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-06299, Jones v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-07864, and Scott v. Biohaven Pharmaceutical Holding Company Ltd., et al., Case 1:22-cv-07868. Each of these actions seeks injunctive and other equitable relief, including the disclosure of additional information in advance of the stockholder vote on the Transactions, as well as money damages and an award of plaintiffs’ costs and expenses.
On each of July 15, 2022, September 15, 2022, and September 16, 2022, the Company received a letter from another purported stockholder of the Company making similar allegations and threatening to seek similar relief.
Additional lawsuits arising out of the Transactions may be filed in the future.

Supplemental Proxy Statement Disclosure
The Company believes that the claims asserted in the Actions are without merit and supplemental disclosures are not required or necessary under applicable laws. Nonetheless, to avoid the risk that the Actions may delay or otherwise adversely affect the consummation of the Transactions and in order to minimize the expense of defending such Actions, without admitting any liability or wrongdoing, the Company is electing to make the following supplemental disclosures to the Proxy Statement. The Company denies the allegations of the Actions, and denies any violation of law. The Company believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures or this Current Report on Form 8-K should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

SUPPLEMENT TO PROXY STATEMENT
This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures. For clarity, within amended and restated paragraphs from the Proxy Statement, new text is highlighted with bold, underlined text and deleted text is highlighted with ~~crossed-out text~~.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Public Company Analysis” is hereby amended and supplemented by replacing the fourth paragraph on page 53 of the proxy statement in its entirety with the following:
Based on this analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of 2025E EV/Revenue Multiples of 3.0x to 4.5x. In selecting this range of 2025E EV/Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, operational, and/or financial characteristics of the Company and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of 2025E EV/Revenue Multiples to the Company’s estimated calendar year risk-adjusted 2025 revenue (excluding $75 million of non-recurring milestones expected to be earned in 2025, per the forecasts) of $2.313 billion, as set forth in the internal data, and subtracting from it the Company’s estimated net debt (calculated as debt and preferred stock less cash, cash equivalents and marketable securities and referred to as “estimated net debt” throughout this section) of $581 million as of March 31, 2022 (which was adjusted for a $35 million payment associated with the previously announced acquisition of Channel Biosciences and included certain change of control payments under the Company’s outstanding term loan and preferred equity payable in connection with the Transaction), and dividing the result of the foregoing calculations by the number of fully diluted outstanding Company Shares (calculated based on approximately 71.0 million Company Shares and, ~~determined~~ using the treasury stock method, ~~and taking into account~~ the dilutive impact of approximately 8.4 million outstanding ~~in-the-money options, restricted stock units,~~ Company Stock Options with a weighted average exercise price of $53.98, approximately 2.0 million unvested Company Restricted Stock Units, approximately 40,000 performance stock units and approximately 100,000 warrants with a weighted average exercise price of $56.46) as of May 6, 2022 based on the internal data, resulted in an implied per share equity value range of approximately $83.00 to $126.00, rounded to the nearest $1.00. Centerview then compared the results of the above analysis to the $156.70 per share value of the Transaction Consideration to be paid to the holders of Company Shares (other than Excluded Shares and any Company Shares held by any affiliate of the Company or by Pfizer) pursuant to the Merger Agreement and the Distribution Agreement.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Precedent

Transactions Analysis” is hereby amended and supplemented by replacing the table on page 55 of the proxy statement in its entirety with the following:

Date Announced	Target	Acquiror	Transaction Value/3-Year Forward Revenue Multiple	1-Day Premium to Unaffected Share Price
02/03/21	GW Pharmaceuticals plc	Jazz Pharmaceuticals plc	6.0x	50%
02/01/21	Viela Bio, Inc.	Horizon Therapeutics plc	12.0x	53%
12/12/20	Alexion Pharmaceuticals, Inc.	AstraZeneca PLC	5.2x	45%
01/22/18	Bioverativ Inc.	Sanofi SA	7.0x	64%
01/26/17	Actelion Ltd.	Johnson & Johnson	9.9x	90%
01/11/15	NPS Pharmaceuticals, Inc.	Shire plc	6.9x	51%
12/02/14	Avanir Pharmaceuticals, Inc.	Otsuka Pharmaceutical Co., Ltd.	11.7x	13%
11/11/13	ViroPharma Incorporated	Shire plc	5.0x	64%
Median			6.9x	52%
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Precedent Transactions Analysis” is hereby amended and supplemented by replacing the first full paragraph on page 55 of the proxy statement in its entirety with the following:
Based on this analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of 6.0x to 8.0x implied three-year forward revenue multiples derived from the selected precedent transactions. In selecting this range of three-year forward revenue multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, operational, and/or financial characteristics of the Company and the target companies included in the selected transactions and other factors that could affect each transaction or other values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of three-year forward revenue multiples to the Company’s estimated three-year forward risk-adjusted revenue (excluding $53 million of non-recurring milestones per the forecasts) of $1.814 billion, as set forth in the internal data, and subtracting from it the Company’s estimated net debt of $581 million as of March 31, 2022 (which was adjusted for a $35 million payment associated with the previously announced acquisition of Channel Biosciences and included certain change of control payments under the Company’s outstanding term loan and preferred equity payable in connection with the transaction), and dividing the result of the foregoing calculations by the number of fully diluted outstanding Company Shares (calculated based on approximately 71.0 million Company Shares and, ~~determined~~ using the treasury stock method, ~~and taking into account~~ the dilutive impact of approximately 8.4 million outstanding ~~in-the-money options, restricted stock units,~~ Company Stock Options with a weighted average exercise price of $53.98, approximately 2.0 million unvested Company Restricted Stock Units, approximately 40,000 performance stock units and approximately 100,000 warrants with a weighted average exercise price of $56.46) as of May 6, 2022 based on the internal data, resulted in an implied per share equity value range of approximately $132.00 to $176.00, rounded to the nearest $1.00. Centerview then compared the results of the above analysis to the $156.70 per Company Share value of the Transaction Consideration to be paid to the holders of Company Shares (other than Excluded Shares and any Company Shares held by any affiliate of the Company or by Pfizer) pursuant to the Merger Agreement and the Distribution Agreement.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Discounted Cash Flow Analysis” is hereby amended and supplemented by replacing the third paragraph on page 55 of the proxy statement in its entirety with the following:

In performing this analysis, Centerview calculated a range of per Company share equity values by (a) discounting to present value as of March 31, 2022 using discount rates ranging from 9.0% to 12.0% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital, based on considerations deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for a comparable group of companies) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of the Company over the period beginning on March 31, 2022 and ending on December 31, 2043, utilized by Centerview based on the forecasts as described in the section of this proxy statement entitled “The Merger-Unaudited Prospective Financial Information of the Company” beginning on page 57, (ii) an implied terminal value of the Company, calculated by Centerview by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 50% year over year (which perpetuity decline rate was based on considerations that Centerview deemed relevant in its professional judgment and experience), and (iii) tax savings from usage of the Company’s deferred tax assets of $10.5 billion, estimated foreign net operating losses of $747 million as of December 31, 2021, accrued losses of $220 million as of December 31, 2021, federal R&D credits and orphan drug credits of $20 million as of December 31, 2021 and future losses and (b) subtracting from the foregoing results the Company’s estimated net debt of $581 million as of March 31, 2022 (which was adjusted for a $35 million payment associated with the previously announced acquisition of Channel Biosciences and included certain change of control payments under the Company’s outstanding term loan and preferred equity payable in connection with the Transaction). Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding Company Shares (calculated based on approximately 71.0 million Company Shares and, ~~determined~~ using the treasury stock method, ~~and taking into account~~ the dilutive impact of approximately 8.4 million outstanding ~~in-the-money options, restricted stock units,~~ Company Stock Options with a weighted average exercise price of $53.98, approximately 2.0 million unvested Company Restricted Stock Units, approximately 40,000 performance stock units and approximately 100,000 warrants with a weighted average exercise price of $56.46) as of May 6, 2022 based on the internal data, resulting in a range of implied equity values per Share of $139.00 to $177.00 rounded to the nearest $1.00. Centerview then compared the results of the above analysis to the $156.70 per Company Share value of the Transaction Consideration to be paid to the holders of Company Shares (other than Excluded Shares and any Company Shares held by any affiliate of the Company or by Pfizer) pursuant to the Merger Agreement and the Distribution Agreement.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Other Factors—Analyst Price Target Analysis” is hereby amended and supplemented by replacing the second bullet on page 56 of the proxy statement in its entirety with the following:
•Analyst Price Target Analysis. Centerview reviewed available stock price targets for the Company Shares in eleven recently published, publicly available Wall Street research analyst reports as of May 9, 2022 (the last trading day before the public announcement of the Transaction), which indicated low and high stock price targets for the Company ranging from $135.00 to $182.00 per share, with the median of such price targets being $162.50.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—Other Factors—Premiums Paid Analysis” is hereby amended and supplemented by replacing the third bullet on page 56 of the proxy statement in its entirety with the following:
•Premiums Paid Analysis. Centerview performed an analysis of premiums paid in the selected transactions, as set forth above in “-Opinion of the Company’s Financial Advisor-Selected Precedent Transactions Analysis.” The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to the date on which the trading price of the target’s common stock was perceived to be affected by a potential transaction. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a reference range of 45% to 65% to the Company’s closing stock price on May 9, 2022 (the last trading day before the public announcement of the Transaction) of

$83.14, which resulted in an implied price range of approximately $121.00 to $137.00 per share, rounded to the nearest $1.00.
The disclosure in the section of the proxy statement entitled “THE TRANSACTIONS (PROPOSAL NO. 1)—Opinion of Centerview Partners LLC—General” is hereby amended and supplemented by replacing the first full paragraph on page 57 of the proxy statement in its entirety with the following:
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for Centerview’s current engagement, Centerview had not been engaged to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had been engaged to provide and is currently providing financial advisory services to Pfizer, including in connection with Pfizer’s acquisition of Arena Pharmaceuticals, Inc. in 2022 and certain other strategic matters unrelated to the Merger. Centerview has received, or expects to receive, between $20 million and $30 million in aggregate compensation from Pfizer for work performed during such period. Centerview may provide financial advisory and other services to or with respect to the Company or Pfizer or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Pfizer, or any of their respective affiliates, or any other party that may be involved in the Transaction.

Special Note on Forward-Looking Statements
This communication contains forward-looking information about Pfizer’s proposed acquisition of the Company, the Company’s related spin-off of its development stage pipeline compounds, the Company’s commercial and pipeline portfolio, including rimegepant, expected best-in-class and growth potential, that involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, spin-off or the Company’s business; risks and costs related to the implementation of the separation of SpinCo, including timing anticipated to complete the separation and any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the Company and Pfizer will be more difficult, time consuming or costly than expected; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in particular jurisdictions for rimegepant or zavegepant or any other investigational products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether rimegepant, zavegepant or any such other products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of rimegepant, zavegepant or any such other products; uncertainties regarding the impact of COVID-19; and competitive developments.
You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” sections of its Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.
Additional Information and Where to Find It
In connection with its proposed transaction with Pfizer Inc., Biohaven filed a preliminary proxy statement on August 24, 2022 and definitive proxy statement on August 30, 2022 with the SEC. The definitive proxy statement was mailed to Biohaven’s shareholders in connection with the proposed transaction on or about August 30, 2022. This communication is not a substitute for the proxy statement or any other document that may be filed by Biohaven with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE

URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Biohaven’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Biohaven’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on Biohaven’s website at https://www.biohavenpharma.com/investors.
No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Participants in Solicitation
The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 11, 2022. Other information regarding participants in the proxy solicitations in connection with the proposed transaction, and a description of any interests that they have in the proposed transaction, by security holdings or otherwise, will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to the Company’s website at
https://www.biohavenpharma.com/investors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    September 23, 2022

Biohaven Pharmaceutical Holding Company Ltd.
By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer
10